[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Exhibit 10.39

CAPITAL EXPENDITURE AND EQUIPMENT AGREEMENT

THIS CAPITAL EXPENDITURE AND EQUIPMENT AGREEMENT (this “Agreement”) is effective as of December 19, 2011(the “Effective Date”) between

POZEN INC., a corporation existing under the laws of the State of Delaware, located at 1414 Raleigh Road, Suite 400, Chapel Hill, NC 27517 ("Pozen")

- and -

PATHEON PHARMACEUTICALS INC.,
A corporation existing under the laws of the State of Delaware,located at 2110 East Galbraith Road, Cincinnati, OH 45237-1625 ("Patheon")

BACKGROUND

Pozen and Patheon are parties to a Master Pharmaceutical Development Agreement dated August 18, 2010 and are negotiating the terms of a Manufacturing Services Agreement (the “MSA”) under which Patheon will perform certain manufacturing services (the “Services”) related to Pozen’s PA 325 Tablets (the “Product”).  In order for Patheon to perform the Services under the MSA, certain capital expenditures will be required for the purchase and installation of capital equipment and facility modifications at Patheon’s facility located at 2110 East Galbraith Road, Cincinnati, Ohio 45237-1625 (the “Facility”).

AGREEMENT

NOW, THEREFORE, in consideration of the rights conferred and the obligations assumed herein, and intending to be legally bound, the parties hereby agree as follows:

1.           Definitions

“Dedicated Equipment” means the items listed in that category on Schedule A.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

“Facility Modifications” means the items listed in that category on Schedule A.

“Non-Dedicated Equipment” means the items listed in that category on Schedule A.

“Patheon Funded Capital” means the items listed in that category on Schedule A.

“Pozen Funded Capital” means the items listed in that category on Schedule A.

2.	Expenditures and Payment

The estimated cost ranges for the purchase and installation of the Pozen Funded Capital for the project are set forth in Schedule A.  Notwithstanding any other provisions of this Agreement, the individual amount of each item on Schedule A may be increased or decreased to reflect Patheon’s actual cost but the aggregate amount contributed by Pozen for the Dedicated Equipment, Non-Dedicated Equipment and Facility Modifications will not exceed $*** unless there are further modifications or changes in the processes or requirements for the Services or if the assumptions underlying the estimated costs change.  If this occurs, the parties will agree on revised cost estimates and a revised maximum aggregate amount to be contributed by Pozen.

Patheon has reviewed the capacity of its existing ***, which will be used for Pozen and also for other Patheon clients, to determine if additional *** will be required to perform the Services for Pozen. Based on the current long range forecasts for the Product and for third party products, Patheon anticipates being able to support most, if not all of the Pozen’s projected forecast for the Product using the existing *** If an additional *** is required to perform the Services, the cost for this ***, associated engineering and the Facility Modifications shown in Schedule A will be provided by Pozen.  If for some unforeseen reason, additional capacity beyond *** is required, the Parties will negotiate responsibility for the additional capital in good faith.

Subject to these limitations, Patheon will inform Pozen in writing when the purchase of the Pozen Funded Capital is necessary and Pozen will give written notice to Patheon to incur, on its behalf, pre-approved direct out of pocket costs for the Pozen Funded Capital as set forth in Schedule A.  Patheon will give Pozen copies of third party invoices for these items (where applicable) within 30 days after Patheon’s receipt thereof and will issue its invoice with respect to the items set forth in Schedule A to Pozen.  Pozen will pay all amounts owing to Patheon within 30 days of the date of the Patheon invoice to enable Patheon to pay all amounts owed under the third party invoices.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

3.	Patheon Use of Non-Dedicated Equipment and Facility Modifications

Patheon may use the Non-Dedicated Equipment and Facility Modifications to manufacture products for third parties without any compensation for this use owed to Pozen.  Patheon will indemnify and hold Pozen, its affiliates and the directors, officers and employees of these entities and their successors and assigns harmless from any claims, actions, suits or proceedings brought by a third party which arise out of or in connection with the use of the Non-Dedicated Equipment and Facility Modifications to manufacture third party product.

4.	Maintenance of Dedicated and Non-Dedicated Equipment

(a)
Patheon will at its expense perform routine repairs, preventive maintenance, and calibration on the Dedicated Equipment and Non-Dedicated Equipment.  Patheon will have an annual aggregate limit on these costs of $***. Repair, maintenance, and calibration costs, including the cost of spare part purchases or equipment upgrades requested by Pozen that exceed this annual aggregate limit will be invoiced to Pozen at Patheon’s actual cost.

(b)	Patheon will give Pozen reasonable access during normal working hours for the inspection of the Pozen Funded Capital.

(c)
Patheon shall not sell, assign, transfer, pledge, hypothecate, mortgage or dispose of, by gift or otherwise, whether voluntarily or by operation of law, all or any part of the Dedicated Equipment.  Patheon will keep the Dedicated Equipment free from encumbrances, liens, and interests of third parties.

(d)	Patheon will notify Pozen if any accident, loss of or damage occurs to the Pozen Funded Capital.

(e)	Patheon shall not transfer the Dedicated Equipment or Non-Dedicated Equipment out of the Facility without written prior notification to Pozen.

5.	Title and Risk of Loss of the Equipment and Facility Improvements

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

The Dedicated Equipment will be owned by Pozen, which will be the sole legal and beneficial owner thereof.  Title and risk of loss to the Non-Dedicated Equipment and Facility Modifications will be with Patheon, which will be the sole legal and beneficial owner thereof.  Patheon will at all time keep the Dedicated Equipment, Non-Dedicated Equipment and Facility Modifications insured at replacement cost, and Patheon will replace any of these items that are lost, damaged or destroyed.

6.	Term; Termination; Effect of Termination on Future Funding

(a)	Term, Termination.

(i) This Agreement will commence on the Effective Date and, unless earlier terminated as set forth in this Section 6, will continue in effect until the expiration or termination of the MSA, including any extensions thereof.

(ii) Either party at its sole option may terminate this Agreement upon written notice where the other party has failed to remedy a material breach of any of its obligations under this Agreement within *** days following receipt of a written notice of the breach that expressly states in reasonable detail the nature of the breach.

(iii) This Agreement will terminate automatically if the parties have not executed all of the documents comprising the MSA by December 31, 2011, unless this date is extended by written agreement of the parties.

(b)	Effect of Termination on Future Funding toward Pozen Capital Contributions.

If this Agreement or the MSA is terminated by Pozen, Pozen’s obligation to further fund expenditures toward the Pozen Funded Capital set forth in Schedule A of this Agreement will cease upon Patheon’s receipt of the notice of termination of this Agreement or the MSA, except for the cost of non-cancellable commitments toward the Pozen Funded Capital set forth in Schedule A of this Agreement that are made by Patheon prior to receiving written notice of the termination.

If this Agreement or the MSA is terminated by Patheon, Pozen’s obligation to further fund expenditures toward the Pozen Funded Capital set forth in Schedule A of this Agreement will cease upon receipt by Pozen of the notice of termination of this Agreement or the MSA except for the cost of non-cancellable commitments toward the Pozen Funded Capital set forth in Schedule A of this Agreement that are made by Patheon prior to providing written notice of the termination.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

If this Agreement terminates automatically due to failure of the parties to enter into the MSA as set forth above in Section 6(a), Pozen’s obligation to fund expenditures toward the Pozen Funded Capital set forth in Schedule A of this Agreement will cease as of the automatic termination date except for the cost of non-cancellable commitments toward the Pozen Funded Capital set forth in Schedule A of this Agreement that are made by Patheon under this Agreement prior to the automatic termination date.

(c)	Dedicated Equipment Removal.
If this Agreement expires or is terminated for any reason, within 30 days of termination, Pozen will remove, or arrange to remove, from the Facility at its expense all Dedicated Equipment.

7.	General

(a)	All monetary amounts are expressed in the lawful currency of the United States of America.

(b)	This Agreement will be construed and enforced in accordance with the laws of the State of Delaware (without regard to principles of conflicts of law).

(c)	This Agreement contains the entire understanding of the parties about the subject matter herein and supersedes all previous agreements.

(d)	The parties may modify or amend the provisions hereof only by an instrument in writing duly executed by both of the parties.

(e)	Neither party may assign or otherwise transfer its rights or obligations hereunder without the prior written consent of the other party.

(f)
This Agreement may be signed by facsimile or in two counterparts, each of which when executed and delivered or transmitted, will be considered an original and both of which together will constitute one and the same instrument.

(g)	The “Background” section of this document is expressly incorporated into the Agreement.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

IN WITNESS WHEREOF the duly authorized representatives of the parties have executed this Agreement.

PATHEON PHARMACEUTICALS INC	POZEN INC.

/s/ Dean Wilson	/s/ John R. Plachetka
Name: Dean Wilson	Name: John R. Plachetka, Pharm.D.
Title: VP Corporate Controller	Title: President & Chief Executive Officer

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

SCHEDULE A

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